EXHIBIT 99.3

      On March 26, 2007, pursuant to the terms of the Agreement and Plan of Merger, dated as of February 9, 2007, by and among BMCA Acquisition Inc. ("Parent"), BMCA Acquisition Sub Inc. ("Purchaser"), an indirect wholly-owned subsidiary of Building Materials Corporation of America ("BMCA" or the "Company")), and ElkCorp ("Elk"), Purchaser was merged with and into Elk (the "Merger"), and all remaining common stock, par value $1.00 per share (the "Shares"), not tendered into the previously commenced tender offer by Parent, Purchaser and BMCA (other than Shares held by Purchaser or its affiliates or stockholders who properly perfected appraisal rights under Delaware law) were cancelled and converted into the right to receive $43.50 cash per Share, without interest. Elk is the surviving corporation and is now an indirect wholly-owned subsidiary of BMCA.

      The following Unaudited Pro Forma Condensed Combined Financial Statements contained herein (the "Statements") are presented to illustrate the effects of the acquisition of Elk on the historical financial position and operating results of BMCA. The Unaudited Pro Forma Condensed Combined Balance Sheet is based on historical data of the separate companies, and reflects adjustments as if the acquisition had occurred on December 31, 2006. The Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2006 is based on historical data of the separate companies and reflects adjustments as if the acquisition had occurred on January 1, 2006. The Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended April 1, 2007 is based on historical data of the separate companies and reflects adjustments as if the acquisition had occurred on January 1, 2007. The Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended April 2, 2006 is based on historical data of the separate companies and reflects adjustments as if the acquisition had occurred on January 1, 2006.

      The Statements include adjustments having a continuing impact on the combined company as a result of accounting for the acquisition under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS No. 141"). The pro forma adjustments are described in the notes accompanying the Statements (the "Notes").

      The Statements have been prepared based on available information, using assumptions that BMCA's management believes are reasonable. Under the purchase method of accounting, the total consideration payable in the acquisition will be allocated to Elk's tangible and intangible assets and liabilities based on their estimated fair values at the date of acquisition. The purchase price allocation herein is preliminary and, accordingly, the actual purchase accounting adjustments may differ from the pro forma adjustments reflected herein. The Statements do not purport to represent the actual financial position or results of operations that would have occurred if the acquisition had taken place on the dates specified, nor is it necessarily indicative of the results of operations that may be achieved in the future. The Statements do not reflect any adjustments for the effect of operating synergies or potential cost savings which may result from the acquisition. The Statements include certain reclassifications to conform the historical financial information of Elk to the presentation of BMCA.

      The assumptions used and adjustments made in preparing the Statements are described in the Notes, which should be read in conjunction with the Statements. The Statements and related Notes contained herein should be read in conjunction with the Consolidated Financial Statements and related notes included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and the Unaudited Condensed Consolidated Financial Statements and the related notes included in the Company's Quarterly Report on Form 10-Q for the three months ended April 1, 2007, both filed with the Securities and Exchange Commission, and the Consolidated Financial Statements of Elk and the related notes included in Elk's Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and the Unaudited Consolidated Financial Statements of Elk and the related notes included in Elk's Quarterly Report on Form 10-Q for the three month and six month periods ended December 31, 2006 and December 31, 2005, which are incorporated by reference in Item 9.01(a) of this Current Report on Form 8-K/A.

                                             BUILDING MATERIALS CORPORATION OF AMERICA
                                       UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                                         DECEMBER 31, 2006
                                                      (DOLLARS IN THOUSANDS)

                                                                       PRO FORMA            REFINANCING
                                                                      ACQUISITION            PRO FORMA             PRO FORMA
                             BMCA                 ELKCORP             ADJUSTMENTS           ADJUSTMENTS              BMCA
                          -----------           -----------           -----------           -----------           -----------
ASSETS
Current Assets:
 Cash and cash
  equivalents             $     7,777           $     1,762           $(1,189,580) (1)(5)   $ 1,182,897 (1)(5)    $     2,856
 Short-term investments            --                27,200               (27,200) (1)               --                    --
 Accounts receivable,
  trade                       190,859               130,164                    --                    --               321,023
 Accounts receivable,
  other                         5,599                    --                    --                    --                 5,599
 Tax receivable from
  parent corporation            9,132                    --                    --                    --                 9,132
 Inventories, net             238,709               132,772                (5,785) (3)               --               365,696
 Deferred income tax
  assets, net                  21,710                 9,334                 1,923  (3)               --                32,967
 Other current assets          12,209                 9,770                    --                    --                21,979
 Discontinued
  operations -
  current assets                   --                 2,844                    --                    --                 2,844
                          -----------           -----------           -----------           -----------           -----------
   Total Current Assets       485,995               313,846            (1,220,642)            1,182,897               762,096

 Property, plant
  and equipment, net          411,729               301,394               119,513  (2)(3)            --               832,636
 Goodwill, net of
  accumulated
  amortization                 64,794                17,009               565,660  (3)(7)            --               647,463
 Intangible assets                 --                13,390                    --                    --                13,390
 Other noncurrent
  assets                       67,323                 6,063                31,908  (4)(6)        30,133  (4)          135,427
 Discontinued
  operations -
  noncurrent assets                --                 1,770                  (415) (3)               --                 1,355
                          -----------           -----------           -----------           -----------           -----------
 Total Assets             $ 1,029,841           $   653,472           $  (503,976)          $ 1,213,030           $ 2,392,367
                          ===========           ===========           ===========           ===========           ===========

LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
 Current maturities of
  long-term debt          $   102,918           $    25,972           $   (25,000) (1)      $   (87,692) (1)      $    16,198
 Accounts payable              90,951                27,109                    --                    --               118,060
 Payable to related
  parties                       5,952                    --                    --                    --                 5,952
 Loans payable to
  parent corporation           52,840                    --                    --                    --                52,840
 Accrued liabilities          101,382                32,847               (20,157) (3)(5)        (7,338) (5)          106,734
 Product warranty
  claims                        9,000                    --                 4,500  (5)               --                13,500
 Discontinued
  operations -
  current liabilities              --                   560                   371  (3)               --                   931
                          -----------           -----------           -----------           -----------           -----------
 Total Current
  Liabilities                 363,043                86,488               (40,286)              (95,030)              314,215

 Long-term debt less
  current maturities          484,406               176,246              (170,000) (1)        1,315,256  (1)        1,805,908
                          -----------           -----------           -----------           -----------           -----------
 Product warranty
  claims                       17,972                    --                 9,424  (5)               --                27,396
                          -----------           -----------           -----------           -----------           -----------
 Deferred income tax
  liabilities                  39,551                51,024                45,216  (3)               --               135,791
                          -----------           -----------           -----------           -----------           -----------
 Other liabilities             62,664                    --                    34  (6)               --                62,698
                          -----------           -----------           -----------           -----------           -----------

Stockholders' Equity (Deficit):
 Series A Cumulative
  Redeemable Convertible
  Preferred Stock                  --                    --                    --                    --                    --

 Class A Common Stock               1                    --                    --                    --                     1

 Class B Common Stock              --                    --                    --                    --                    --

 Common Stock                      --                20,621               (20,621) (7)               --                    --

 Paid-in capital                   --                81,777               (81,777) (7)               --                    --

 Loans receivable from
  parent corporation          (56,031)                   --                    --                    --               (56,031)

 Retained earnings            118,201               237,373              (246,023) (7)(8)        (7,196) (8)          102,355

 Less - Treasury Stock             --                   (57)                   57  (7)               --                    --

 Accumulated other
  comprehensive income             34                    --                    --                    --                    34
                          -----------           -----------           -----------           -----------           -----------
  Total Stockholders'
   Equity (Deficit)            62,205               339,714              (348,364)               (7,196)               46,359
                          -----------           -----------           -----------           -----------           -----------
Total Liabilities and
  Stockholders'
  Equity (Deficit)        $ 1,029,841           $   653,472           $  (503,976)          $ 1,213,030           $ 2,392,367
                          ===========           ===========           ===========           ===========           ===========

                  NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                   (DOLLARS IN THOUSANDS)

   (1)  Represents the sources and uses of funds from the Refinancing Transactions:

   $325 million Junior Lien Term Loan Facility (the "Junior Lien Term Loan")       $   325,000

   $975 million Term Loan Facility (the "Term Loan")                                   975,000

   Borrowings under the new $600 million Senior Secured Revolving Credit Facility      234,967

   Repurchase of a portion of the BMCA 8% Senior Notes due 2008                       (149,961)

   Repayment of amounts outstanding under the then outstanding BMCA Senior
    Secured Revolving Credit Facility                                                  (60,000)

   Reclass of $9,750 Term Loan debt from long-term debt to current
    portion of long-term debt                                                           (9,750)
                                                                                   -----------
   Increase in long-term debt related to Refinancing Pro Forma Adjustments           1,315,256
                                                                                   -----------
   Reclass of $9,750 of Term Loan debt from long-term debt to current
    portion of long-term debt                                                            9,750

   Repurchase of a portion of the BMCA 8% Senior Notes due 2007                        (97,442)
                                                                                   -----------
   Decrease in current portion of long-term debt related to Refinancing
    Pro Forma Adjustments                                                              (87,692)
                                                                                   -----------
   Increase in total debt related to Refinancing Pro Forma Adjustments               1,227,564

   Repayment of ElkCorp then outstanding current portion senior notes                  (25,000)

   Repayment of ElkCorp then outstanding long-term senior notes                       (170,000)
                                                                                   -----------
   Increase in total debt                                                            1,032,564

   Purchase of outstanding ElkCorp shares, net of differential on
    BMCA beneficially owned shares                                                    (974,300)

   Elk change of control payment to escrow                                             (32,574)

   Elk senior notes make whole premium                                                 (13,400)

   Liquidation of ElkCorp short-term investments                                        27,200

   Cash paid for interest accrued on ElkCorp debt (a)                                   (1,506)

   Cash paid for interest accrued on repurchased portion of BMCA 8% Senior
    Notes due 2007 and 2008                                                             (2,804)

   Estimated deferred financing fees related to the Junior Lien Term Loan, the
    Term Loan and the new Senior Secured Revolving Credit Facility                     (33,674)

   Cash paid for tender premium related to repurchase of a portion of
    BMCA 8% Senior Notes due 2007 and 2008                                              (8,189)
                                                                                   -----------
   Net decrease to cash and cash equivalents                                       $    (6,683)
                                                                                   ===========

          (a)  Consists of ElkCorp then outstanding senior notes.

   (2)  Represents the adjustment to the value of the property, plant and
        equipment of ElkCorp to fair market value.                                 $   119,513
                                                                                   ===========
   (3)  Represents adjustments to Goodwill as follows:

        Purchase of outstanding ElkCorp shares, net of differential on BMCA
         beneficially owned shares                                                   $ 974,300

        Acquisition and repayment of ElkCorp debt                                      195,000

        Less net assets acquired (a)                                                  (603,640)
                                                                                   -----------
    Pro Forma Acquisition Adjustments for Goodwill                                 $   565,660
                                                                                   ===========


(a)   Net assets acquired of ElkCorp:

      Total Assets less total liabilities, excluding ElkCorp debt paid at
       closing                                                                  $   534,714

      Pro Forma Acquisition Adjustment to property, plant and equipment             119,513

      Pro Forma Acquisition Adjustment to write-down ElkCorp inventory               (5,785)

      Pro Forma Acquisition Adjustment to write-up ElkCorp discontinued
       operation liability                                                             (371)

      Pro Forma Acquisition Adjustment to write-up ElkCorp accrued
       liabilities                                                                     (723)

      Pro Forma Acquisition Adjustment to reflect gross up in ElkCorp
       deferred tax assets                                                            1,923

      Pro Forma Acquisition Adjustment to reflect gross up in ElkCorp
       deferred tax liabilities                                                     (45,216)

      Pro Forma Acquisition Adjustment to write-off ElkCorp discontinued
       operation asset                                                                 (415)
                                                                                -----------
Net assets acquired of ElkCorp                                                  $   603,640
                                                                                ===========

(4) Represents deferred financing fees related to the refinancing transactions and write-offs of unamortized deferred financing fees and discounts related to the repurchased portion of the 8% Senior Notes due 2007 and 8%
      Senior Notes due 2008, and the repayment of the then outstanding Senior
      Secured Revolving Credit Facilities and the ElkCorp senior notes.

Deferred financing fees on the Junior Lien Term Loan, the Term Loan and the
 new Senior Secured Revolving Credit Facility                                     $  33,674

Write-off of deferred financing fees on repurchased portion of BMCA 8%
Senior Notes due 2007                                                                  (134)

Write-off of discount on repurchased portion of BMCA 8% Senior Notes due 2007           (59)

Write-off deferred financing fees on then outstanding BMCA Senior Secured
 Revolving Credit Facilities                                                         (2,573)

Write-off of deferred financing fees on repurchased portion of BMCA 8%
 Senior Notes due 2008                                                                 (619)

Write-off of discount on repurchased portion of BMCA 8% Senior Notes due 2008          (156)
                                                                                -----------

Total increase to other noncurrent assets related to Refinancing Pro Forma
 Adjustments                                                                         30,133

 ElkCorp change of control payment to escrow                                         32,574

 Represents interest related to ElkCorp change of control escrow                         34

Write-off of deferred financing fees on the then outstanding ElkCorp senior
 notes                                                                                 (700)
                                                                                -----------
Total increase to other noncurrent assets related to Pro Forma Acquisition
 Adjustments                                                                         31,908
                                                                                -----------
Net increase to other non-current assets                                        $    62,041
                                                                                ===========


(5) Represents cash paid for accrued interest related to the repurchased portion of BMCA 8% Senior Notes due 2007, the BMCA 8% Senior Notes due
      2008 and the repayment of the ElkCorp then outstanding senior notes, and the tax impact of the write-off of the related deferred financing fees and discounts to such debt. See Notes (4) (8).

Cash paid for interest accrued on the repurchased portion of BMCA 8% Senior
 Notes due 2007                                                                 $    (1,650)

Cash paid for interest accrued on the repurchased portion of BMCA 8% Senior
 Notes due 2008                                                                      (1,154)

Tax impact of the write-off of the BMCA deferred financing fees, discounts
 and the cash paid for tender premium                                                (4,534)
                                                                                -----------
Total decrease to accrued liabilities related to Refinancing Pro Forma
 Adjustments                                                                         (7,338)

Cash paid for interest accrued on the then outstanding ElkCorp senior notes          (1,506)

Represents the reclass of $13,924 from ElkCorp accrued liabilities, which includes $4,500 to the current portion of product warranty claims and
$9,424 to the long-term portion of product warranty claims                          (13,924)

Represents the write-up of ElkCorp accrued liabilities of $723.                         723

Tax impact of the cash paid for ElkCorp senior notes make whole premium and
 the write-off of deferred fees related to such debt                                 (5,450)
                                                                                -----------
Total decrease to accrued liabilities related to Pro Forma Acquisition
 Adjustments                                                                        (20,157)
                                                                                ----------
Net decrease to accrued liabilities                                             $   (27,495)
                                                                                ===========
(6)   Represents interest related to ElkCorp change of control escrow                    34
                                                                                -----------
         Net increase to other liabilities                                      $        34
                                                                                ===========


(7)   Eliminate ElkCorp's Common Stock, Paid-in-Capital, Retained Earnings and
      Treasury Stock as follows:

      Common Stock                                                              $   (20,621)
      Paid-in capital                                                               (81,777)
      Retained Earnings                                                            (237,373)
      Treasury Stock                                                                     57

(8) Reflects the tax impact of the write-off of BMCA deferred financing fees and discounts, ElkCorp deferred financing fees and the impact on retained earnings related to such debt:

BMCA
----
Write-off of deferred financing fees on the repurchased portion of BMCA 8%
Senior Notes due 2007                                                           $      (134)

Write-off of discount on the repurchased portion of BMCA 8% Senior Notes
 due 2007                                                                               (59)

Write-off of deferred financing fees on the then outstanding BMCA Senior
 Secured Revolving Credit Facilities                                                 (2,573)

Write-off of deferred financing fees on repurchased portion of BMCA
 8% Senior Notes due 2008                                                              (619)

Write-off of discount on the repurchased portion of BMCA 8% Senior Notes due
 2008                                                                                  (156)

Cash paid for tender premium related to BMCA 8% Senior Notes due 2007 and 2008       (8,189)
                                                                                -----------

    Total                                                                           (11,730)

Tax effect @ 38.65%, See Note (5) above                                               4,534
                                                                                -----------

Total decrease to retained earnings related to Refinancing Pro Forma
 Adjustments                                                                    $    (7,196)
                                                                                ===========

ELK
---
Write-off of the deferred financing fees on the then outstanding ElkCorp senior
 notes                                                                                 (700)

Cash paid for make whole premium related to then outstanding ElkCorp
 senior notes                                                                       (13,400)
                                                                                -----------

    Total                                                                           (14,100)

Tax effect @ 38.65%, See Note (5) above                                               5,450
                                                                                -----------
Total decrease to retained earnings related to Pro Forma Acquisition
 Adjustments                                                                    $    (8,650)
                                                                                ===========



                                               BUILDING MATERIALS CORPORATION OF AMERICA
                                      UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                                 TWELVE MONTHS ENDED DECEMBER 31, 2006
                                                         (DOLLARS IN THOUSANDS)

                                                                          PRO FORMA          REFINANCING
                                                                         ACQUISITION          PRO FORMA           PRO FORMA
                                    BMCA               ELKCORP           ADJUSTMENTS         ADJUSTMENTS             BMCA
                                 -----------         -----------         -----------         -----------         -----------
Net sales                        $ 1,969,170         $   896,208         $        --         $        --         $ 2,865,378
                                 -----------         -----------         -----------         -----------         -----------

Costs and expenses, net:
   Cost of products sold           1,396,376             737,739               2,542 (1)              --           2,136,657
   Selling, general and
     administrative                  447,655              88,000                  --                  --             535,655
   Merger related expenses                --               3,000                  --                  --               3,000
   Other (income) expense, net           282                 (85)                 --                  --                 197
                                 -----------         -----------         -----------         -----------         -----------
  Total costs and expenses         1,844,313             828,654               2,542                  --           2,675,509
                                 -----------         -----------         -----------         -----------         -----------

Income (loss) before interest
 expense and income taxes            124,857              67,554              (2,542)                 --             189,869

Interest income (expense), net       (61,509)            (12,696)             13,329 (2)        (103,635) (2)(3)    (164,511)
                                 -----------         -----------         -----------         -----------         -----------
Income (loss) before income
 taxes                                63,348              54,858              10,787            (103,635)             25,358

Income tax (expense) benefit         (24,598)            (19,239)             (4,169)             38,205              (9,801) (4)
                                 -----------         -----------         -----------         -----------         -----------

Net income (loss)                $    38,750         $    35,619         $     6,618         $   (65,430)        $    15,557
                                 ===========         ===========         ===========         ===========         ===========

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


(1) Reflects adjustments to depreciation expense for the purchase accounting step-up to fair value for property, plant and equipment acquired. Buildings are depreciated over 40 years less the average life to date, machinery and equipment are depreciated over 30 years less the average life to date and land improvements are depreciated over 40 years less the average life to date.

     Pro Forma Acquisition depreciation expense                                            $     29,054
         Less: ElkCorp LTM historical depreciation expense                                      (26,512)
                                                                                           ------------
     PRO FORMA ACQUISITION ADJUSTMENT DEPRECIATION EXPENSE                                 $      2,542
                                                                                           ============


(2) Reflects adjustments to give effect to the interest expense and related deferred financing fees on the Junior Lien Term Loan, the Term Loan and the new Senior Secured Revolving Credit Facility. These adjustments are offset by the reduction in interest expense related to the repurchased portion of the BMCA 8% Senior Notes due 2007 and the BMCA 8% Senior Notes due 2008, the then outstanding BMCA Senior Secured Revolving Credit Facilities and the then outstanding current and long-term debt of ElkCorp.

REFINANCING PRO FORMA ADJUSTMENTS RELATED TO INTEREST EXPENSE:
--------------------------------------------------------------

     Interest expense on the repurchased portion of BMCA 2007 8% Senior Notes              $      7,800
     Interest expense on the repurchased portion of  BMCA 2008 8% Senior Notes                   12,009
     Interest expense on then outstanding BMCA Senior Secured Revolving
       Credit Facilities                                                                         12,079
     Interest expense on the Junior Lien Term Loan                                              (36,563)
     Interest expense on the Term Loan                                                          (80,437)
     Interest expense on additional borrowings under the new Senior Secured
       Revolving Credit Facility                                                                (16,448)
     Amortization of deferred financing fees related to the repurchased portion of
       BMCA 2007 8% Senior Notes                                                                    165
     Amortization of deferred financing fees related to the repurchased portion of
       BMCA 2008 8% Senior Notes                                                                    325
     Amortization of deferred financing fees on then outstanding BMCA Senior Secured
       Revolving Credit Facilities                                                                2,441
     Amortization of the discounts related to the repurchased portion of BMCA
       2007 8% Senior Notes                                                                          73
     Amortization of the discounts related to the repurchased portion of BMCA
       2008 8% Senior Notes                                                                          81
     Amortization of deferred financing fees related to the Term Loan                            (2,624)
     Amortization of deferred financing fees related to the Junior Lien Term Loan                (1,051)
     Amortization of deferred financing fees related to the new Senior Secured
       Revolving Credit Facility                                                                 (1,485)
                                                                                           ------------
TOTAL INCREASE TO REFINANCING PRO FORMA ADJUSTMENT INTEREST EXPENSE                        $   (103,635)
                                                                                           ============

PRO FORMA ACQUISITION ADJUSTMENTS RELATED TO INTEREST EXPENSE:
--------------------------------------------------------------

Interest expense on ElkCorp July 2007 4.69% Notes                                          $      1,558
Interest expense on ElkCorp June 2009 6.99% Notes                                                 4,194
Interest expense on ElkCorp June 2012 7.49% Notes                                                 4,437
Interest expense on ElkCorp November 2014 6.28% Notes                                             3,140
                                                                                           ------------
TOTAL DECREASE TO PRO FORMA ACQUISITION ADJUSTMENT INTEREST EXPENSE                        $     13,329
                                                                                           ============

(3) Interest rates on the Junior Lien Term Loan and the Term Loan are at variable rates. The Company has utilized an expected rate of the Eurodollar rate (LIBOR) (5.50%) plus a specified fixed rate of (5.75%) as of December 31, 2006 for purposes of estimating our interest expense on the Junior Lien Term Loan throughout the duration of the loan. The Company has utilized an expected rate of (LIBOR) (5.50%) plus a specified fixed rate of (2.75%) as of December 31, 2006 for purposes of estimating its interest expense on the Term Loan throughout the duration of the loan. A change in these rates due to changes in the prevailing market rates would result in a plus or minus adjustment to interest expense of approximately $3.0 million relating to the Junior Lien Term Loan and $8.3 million relating to the Term Loan.

(4)  The statutory tax rate for the pro forma combined company is 38.65%.

                                               BUILDING MATERIALS CORPORATION OF AMERICA
                                     UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                                    THREE MONTHS ENDED APRIL 1, 2007
                                                         (DOLLARS IN THOUSANDS)


                                                                   PRO FORMA      REFINANCING
                                                                  ACQUISITION      PRO FORMA       PRO FORMA
                                     BMCA           ELKCORP       ADJUSTMENTS     ADJUSTMENTS        BMCA
                                 ------------    ------------    ------------    ------------    ------------
Net sales                        $    529,990    $     73,728    $         --    $         --    $    603,718
                                 ------------    ------------    ------------    ------------    ------------

Costs and expenses, net:
   Cost of products sold              393,294          75,562             391 (1)          --         469,247
   Selling, general and
     administrative                   110,803          14,255              --              --         125,058
   Other expense, net                     419          13,635              --              --          14,054
                                 ------------    ------------    ------------    ------------    ------------
   Total costs and expenses           504,516         103,452             391              --         608,359
                                 ------------    ------------    ------------    ------------    ------------

Income (loss) before interest
 expense and income taxes              25,474         (29,724)           (391)             --          (4,641)
Interest income (expense), net        (49,278)         (1,977)          3,133 (2)     (13,363)(2)     (61,485)
                                 ------------    ------------    ------------    ------------    ------------

Income (loss) before income
 taxes                                (23,804)        (31,701)          2,742         (13,363)        (66,126)

Income tax (expense) benefit            8,522          11,617          (1,060)          6,479          25,558  (3)
                                 ------------    ------------    ------------    ------------    ------------

Net income (loss)                $    (15,282)   $    (20,084)   $      1,682    $     (6,884)   $    (40,568)
                                 ============    ============    ============    ============    ============

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


(1) Reflects adjustments to depreciation expense for the purchase accounting step-up to fair value for property, plant and equipment acquired. Buildings are depreciated over 40 years less the average life to date, machinery and equipment are depreciated over 20 years less the average life to date and land improvements are depreciated over 25 years less the average life to date.


     Twelve Months Pro Forma Acquisition depreciation expense                              $     29,054
         Less: ElkCorp LTM historical depreciation expense                                      (26,512)
                                                                                           ------------
     TWELVE MONTHS PRO FORMA ACQUISITION ADJUSTMENT DEPRECIATION EXPENSE                   $      2,542
                                                                                           ============
     FIRST QUARTER IMPACT OF PRO FORMA ACQUISITION ADJUSTMENT DEPRECIATION EXPENSE         $        391
                                                                                           ============



(2) Reflects adjustments to give effect to the interest expense and related deferred financing fees on the Junior Lien Term Loan, the Term Loan and the new Senior Secured Revolving Credit Facility. These adjustments are offset by the reduction in interest expense related to the repurchased portion of the BMCA 8% Senior Notes due 2007 and the BMCA 8% Senior Notes due 2008, the then outstanding BMCA Senior Secured Revolving Credit Facilities and the then outstanding current and long-term debt of ElkCorp.

REFINANCING PRO FORMA ADJUSTMENTS RELATED TO INTEREST EXPENSE:
--------------------------------------------------------------

     Interest expense on the repurchased portion of BMCA 2007 8% Senior Notes              $      1,200
     Interest expense on the repurchased portion of BMCA 2008 8% Senior Notes                     1,848
     Interest expense on then outstanding BMCA Senior Secured Revolving
       Credit Facilities                                                                          1,385
     Interest expense on the Junior Lien Term Loan                                               (5,626)
     Interest expense on the Term Loan                                                          (12,377)
     Interest expense on additional borrowings under the new Senior Secured
       Revolving Credit Facility                                                                 (2,530)
     Amortization of deferred financing fees related to the repurchased portion of
       BMCA 2007 8% Senior Notes                                                                    132
     Amortization of deferred financing fees related to the repurchased portion of
       BMCA 2008 8% Senior Notes                                                                    602
     Amortization of deferred financing fees on then outstanding BMCA Senior Secured
       Revolving Credit Facilities                                                                2,587
     Amortization of the discounts related to the repurchased portion of BMCA
       2007 8% Senior Notes                                                                          58
     Amortization of the discounts related to the repurchased portion of BMCA
       2008 8% Senior Notes                                                                         152
     Amortization of deferred financing fees related to the Term Loan                              (404)
     Amortization of deferred financing fees related to the Junior Lien Term Loan                  (162)
     Amortization of deferred financing fees related to the new Senior Secured
       Revolving Credit Facility                                                                   (228)
                                                                                           ------------
TOTAL INCREASE TO REFINANCING PRO FORMA ADJUSTMENT INTEREST EXPENSE                        $    (13,363)
                                                                                           ============


PRO FORMA ACQUISITION ADJUSTMENTS RELATED TO INTEREST EXPENSE:
Interest expense on ElkCorp July 2007 4.69% Notes                                          $        355
Interest expense on ElkCorp June 2009 6.99% Notes                                                 1,002
Interest expense on ElkCorp June 2012 7.49% Notes                                                 1,026
Interest expense on ElkCorp November 2014 6.28% Notes                                               750
                                                                                           ------------
TOTAL DECREASE TO PRO FORMA ACQUISITION ADJUSTMENT INTEREST EXPENSE                        $      3,133
                                                                                           ============


(3)  The statutory tax rate for the pro forma combined company is 38.65%.

                                               BUILDING MATERIALS CORPORATION OF AMERICA
                                     UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                                    THREE MONTHS ENDED APRIL 2, 2006
                                                         (DOLLARS IN THOUSANDS)


                                                                      PRO FORMA        REFINANCING
                                                                     ACQUISITION        PRO FORMA         PRO FORMA
                                     BMCA            ELKCORP         ADJUSTMENTS       ADJUSTMENTS           BMCA
                                 -----------       -----------       -----------       -----------       -----------
Net sales                        $   504,975       $   243,194       $        --       $        --       $   748,169
                                 -----------       -----------       -----------       -----------       -----------

Costs and expenses, net:

   Cost of products sold             359,480           200,917               636  (1)           --           561,033
   Selling, general and
     administrative                  114,598            23,476                --                --           138,074

   Other income,  net                   (326)               --                --                --              (326)
                                 -----------       -----------       -----------       -----------       -----------
   Total costs and expenses          473,752           224,393               636                --           698,781
                                 -----------       -----------       -----------       -----------       -----------

Income (loss) before interest
 expense and income taxes             31,223            18,801              (636)               --            49,388
Interest income (expense), net       (14,526)           (2,700)            3,317  (2)      (26,989) (2)      (40,898)
                                 -----------       -----------       -----------       -----------       -----------

Income (loss) before income
 taxes                                16,697            16,101             2,681           (26,989)            8,490
Income tax (expense) benefit          (6,345)           (5,955)           (1,036)           10,055            (3,281) (3)
                                 -----------       -----------       -----------       -----------       -----------
 Net income (loss)               $    10,352       $    10,146       $     1,645       $   (16,934)      $     5,209
                                 ===========       ===========       ===========       ===========       ===========

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


(1) Reflects adjustments to depreciation expense for the purchase accounting step-up to fair value for property, plant and equipment acquired. Buildings are depreciated over 40 years less the average life to date, machinery and equipment are depreciated over 20 years less the average life to date and land improvements are depreciated over 25 years less the average life to date.

     Twelve Months Pro Forma Acquisition depreciation expense                              $     29,054
         Less: ElkCorp LTM historical depreciation expense                                      (26,512)
                                                                                           ------------
     TWELVE MONTHS PRO FORMA ACQUISITION ADJUSTMENT DEPRECIATION EXPENSE                   $      2,542
                                                                                           ============
     FIRST QUARTER IMPACT OF PRO FORMA ACQUISITION ADJUSTMENT DEPRECIATION EXPENSE         $        636
                                                                                           ============

(2) Reflects adjustments to give effect to the interest expense and related deferred financing fees on the Junior Lien Term Loan, the Term Loan and the new Senior Secured Revolving Credit Facility. These adjustments are offset by the reduction in interest expense related to the repurchased portion of the BMCA 8% Senior Notes due 2007 and the BMCA 8% Senior Notes due 2008, the then outstanding BMCA Senior Secured Revolving Credit Facilities and the then outstanding current and long-term debt of ElkCorp.

REFINANCING PRO FORMA ADJUSTMENTS RELATED TO INTEREST EXPENSE:
--------------------------------------------------------------

     Interest expense on the repurchased portion of BMCA 2007 8% Senior Notes              $      1,950
     Interest expense on the repurchased portion of BMCA 2008 8% Senior Notes                     3,002
     Interest expense on then outstanding BMCA Senior Secured Revolving
       Credit Facilities                                                                          1,779
     Interest expense on Junior Lien Term Loan                                                   (9,142)
     Interest expense on the Term Loan                                                          (20,109)
     Interest expense on additional borrowings under the new Senior Secured
       Revolving Credit Facility                                                                 (4,112)
     Amortization of deferred financing fees related to the repurchased portion of
       BMCA 2007 8% Senior Notes                                                                     41
     Amortization of deferred financing fees related to the repurchased portion of
       BMCA 2008 8% Senior Notes                                                                     81
     Amortization of deferred financing fees on then outstanding BMCA Senior Secured
       Revolving Credit Facilities                                                                  772
     Amortization of the discounts related to the repurchased portion of BMCA
       2007 8% Senior Notes                                                                          19
     Amortization of the discounts related to the repurchased portion of BMCA
       2008 8% Senior Notes                                                                          20
     Amortization of deferred financing fees related to the Term Loan                              (656)
     Amortization of deferred financing fees related to the Junior Lien Term Loan                  (263)
     Amortization of deferred financing fees related to the new Senior Secured
       Revolving Credit Facility                                                                   (371)
                                                                                           ------------
TOTAL INCREASE TO REFINANCING PRO FORMA ADJUSTMENT INTEREST EXPENSE                        $    (26,989)
                                                                                           ============


PRO FORMA ACQUISITION ADJUSTMENTS RELATED TO INTEREST EXPENSE:
--------------------------------------------------------------

Interest expense on ElkCorp July 2007 4.69% Notes                                          $        384
Interest expense on ElkCorp June 2009 6.99% Notes                                                 1,048
Interest expense on ElkCorp June 2012 7.49% Notes                                                 1,100
Interest expense on ElkCorp November 2014 6.28% Notes                                               785
                                                                                           ------------
TOTAL DECREASE TO PRO FORMA ACQUISITION ADJUSTMENT INTEREST EXPENSE                        $      3,317
                                                                                           ============

(3)  The statutory tax rate for the pro forma combined company is 38.65%.